Supplement to the May 1, 2009 Prospectus, as supplemented,
                 for the Spinnaker Variable Annuity

                 Supplement dated November 24, 2009


Federated Insurance Series has authorized the liquidation of the Federated International Equity Fund II on or about March 12, 2010. Effective March 11, 2010, Federated International Equity Fund II will be closed to new purchases in preparation for the liquidation.

Contract Owners invested in the Federated International Equity Fund II will need to supply transfer instructions and updated allocation designations regarding the portfolio to Symetra Life Insurance Company prior to March 11, 2010. If you do not provide us with updated allocations and transfer instruction prior to this date, we will allocate any remaining investments you have in the Federated International Equity Fund II to the money market portfolio as follows:

	-	If you currently have assets invested in the Pioneer Money
		Market VCT Portfolio, any remaining investments you have in the Federated International Equity Fund II will be allocated to the Pioneer Money Market VCT Portfolio.

	-	All other Contract Owners will have any remaining investments
		in the Federated International Equity Fund II allocated to the Fidelity VIP Money Market Portfolio - Service Class 2.